EXHIBIT NO. 10.1.7.:  ALCAN PENSION PLAN

                           ALCAN PENSION PLAN (CANADA)

                           SCHEDULE OF AMENDMENTS 99-1

As of 1 May 1999, the Alcan Pension Plan (Canada) is amended by adding the following subsection after subsection 19.5.

19.6      PENSION AUGMENTATION AT 1 MAY 1999

          This pension augmentation consists of two successively applied pension augmentations. The first under paragraph 19.6.1 increases smaller retirement pensions and deferred retirement pensions according to the size of the pension, years of Credited Service under the Plan and date of retirement. The second under paragraph 19.6.2 adjusts pensions in payment as a function of inflation. The two pension augmentations are applied successively, that under paragraph 19.6.1 applied first and that under paragraph 19.6.2 applied second.

          19.6.1    AUGMENTATION OF SMALLER PENSIONS

                    19.6.1.1 The retirement pension of a Member aged 65 before 1 April 1999, who either retired before 1 November 1998 or terminated employment before 1 November 1998 and retired before 2 May 1999, shall be augmented on 1 May 1999, as applicable, in accordance with subparagraph 19.6.1.9.

                    19.6.1.2 The retirement pension of a Member aged less than 65 on 1 April 1999, who either retired before 1 November 1998 or terminated employment before 1 November 1998 and retired before 2 May 1999, shall be augmented on 1 May 1999, as applicable, in accordance with subparagraph 19.6.1.10.

                    19.6.1.3 The pension in payment of a surviving Spouse and the Spouse's pension payment guarantee connected to the retirement pension referred to in subparagraphs 19.6.1.1 and 19.6.1.2, shall be augmented on 1 May 1999, as applicable, in accordance with subparagraph 19.6.1.11.

                    19.6.1.4 The deferred retirement pension of a Member who terminated employment before 1 November 1998, including the pension payable under any attached elected pension payment guarantee, shall be augmented on 1 May 1999, as applicable, in accordance with subparagraph 19.6.1.12.

                    19.6.1.5 The retirement pension of a Member who at his Commencement Date has less than 100% of the Company's contributions to his retirement income vested but who has 10 years or more of Credited Service shall be augmented on 1 September 1999 in accordance with subparagraph 19.6.1.13 only and not under any of subparagraphs 19.6.1.9, 19.6.1.10, 19.6.1.11 and 19.6.1.12.

                    19.6.1.6 Notwithstanding the preceding, this augmentation under paragraph 19.6.1 shall not apply to a Member nor to the Spouse of such Member who immediately before his retirement or termination of employment was a Suspended Member as a result of a transfer to another pension plan sponsored by the Company, an Affiliated Company or a Predecessor Company.

                    19.6.1.7 For the purposes of paragraph 19.6.1 only, the following expressions shall have the meaning set out below:

                              "Commencement Date" means in the case of a Member, the earliest of such Member's retirement date, date of disability and date of termination of service and, in the case of a pre-retirement surviving Spouse's pension, the first of the month following the Member's date of death.

                              "Monthly Pension Amount" means the monthly equivalent of the pension referred to in any of subparagraphs 19.6.1.1, 19.6.1.2, 19.6.1.3,
                              19.6.1.4 and 19.6.1.5.

                              "Total Monthly Pension Amount" means the Monthly Pension Amount of a Member plus the monthly equivalent of any other pension, benefit of a pension or income nature, or any payment required by law on termination of service which payment is, in the opinion of the Company, compensation related to service with the Company, an Affiliated Company or a Predecessor Company which the Member is receiving, has received, or may expect to receive in respect of Credited Past Service granted under subsections 4.03(a) and 4.03(b).

                              "Adjusted Total Monthly Pension Amount" means the Total Monthly Pension Amount excluding that portion which ceases to be paid after age 65 or means the Total Monthly

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                              Pension Amount at Normal Retirement Date in the
                              case of a deferred retirement pension.

                    19.6.1.8 In the case where a Member's pension referred to in any of subparagraphs 19.6.1.1, 19.6.1.2, 19.6.1.3, 19.6.1.4 and 19.6.1.5 has been revalued because of marital breakdown, Monthly Pension Amount, Total Monthly Pension Amount and Adjusted Total Monthly Pension Amount shall be determined on 1 May 1999 as if such revaluation had not occurred.

                    19.6.1.9 In regard to subparagraph 19.6.1.1, the monthly amount of the augmentation is determined by the formula:

                              the lesser of

                              (i)       $1 x A x (0.4 + B) x Credited Service

                              and

                              (ii)      $1,250.00 - Total Monthly Pension
                                        Amount, which result cannot be less than zero

                              where

                              "A" equals the greater of

                              (i)       30 - MPC,
                                        --------
                                           2

                                        which result cannot be less than zero

                              and

                              (ii)      2 x (40 - greater of MPC and 30),
                                        --------------------------------
                                                       10
                                        which result cannot be less than zero

                              "B" equals the lesser of

                              (i) .0025 x number of complete months by which the Commencement Date precedes 1 January 1995

                              and

                              (ii)      0.6

                              "MPC" is determined as follows:

                              Total Monthly Pension Amount
                              ----------------------------
                                     Credited Service

                    19.6.1.10 In regard to subparagraph 19.6.1.2, the monthly
                              amount of the augmentation is determined by the formula:

                              the lesser of A and B

                              where

                              "A" equals

                              $17,000.00 - the sum of the Total Monthly Pension
                                           Amount expected to be paid for 1999
                                           before this augmentation
                                           ---------------------------------- ,
                                                         24

                                           which result cannot be less than zero

                              "B" equals

                              C  + (C  - C ) x (1.0 - (0.6 x the number of
                               1     2    1            complete months by which
                                                       1 May 1999 precedes the
                                                       first of the month
                                                       following the Normal
                                                       retirement Date))

                              "C "  equals the amount determined by the formula
                                1   in subparagraph 19.6.1.9

                              "C "  equals the amount determined by the formula
                                2   in subparagraph 19.6.1.9 except that

                              "MPC" is determined as follows:

                              Adjusted Total Monthly Pension Amount
                             --------------------------------------
                                        Credited Service

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                              and Total Monthly Pension Amount is replaced by
                              Adjusted Total Monthly Pension Amount.

                    19.6.1.11 In regard to subparagraph 19.6.1.3, the monthly
                              amount of the augmentation is determined by the formula:

                              the lesser of

                              (i)       $1 x A x (0.4 + B) x Credited Service

                              and

                              (ii)      $1,250.00 - Total Monthly Pension
                                        Amount, which result cannot be less
                                        than zero.

                              where

                              "A" equals the greater of

                              (i)       18 - MPC,
                                        --------
                                           2

                                        which result cannot be less than zero

                              and

                              (ii)      2 x (24 - greater of MPC and 18),
                                        --------------------------------
                                                       6
                                        which result cannot be less than zero

                              "B" equals the lesser of

                              (i) .0025 x number of complete months by which the Commencement Date precedes 1 January 1995

                              and

                              (ii)      0.6

                              "MPC" is determined as follows:

                              Total Monthly Pension Amount
                              ----------------------------
                                    Credited Service

                   19.6.1.12 In regard to subparagraph 19.6.1.4,
                             the augmentation factor equals the amount determined by the formula in subparagraph 19.6.1.9 divided by the Monthly Pension Amount, and the monthly amount of the augmentation on the date of calculation equals the amount obtained when the augmentation factor is applied to the Monthly Pension Amount.

                   19.6.1.13 In regard to subparagraph 19.6.1.5,
                             the monthly amount of the augmentation is equal to $100.00.

         19.6.2    COST OF LIVING AUGMENTATION

                    19.6.2.1 The retirement pension, the deferred
                             retirement pension and the Disability Pension of a Member who has retired, terminated his employment or became disabled as the case may be, before 2 October 1998, including the pension payable under any attached elected pension payment guarantee, either contingent or in payment, and the pension, either deferred or in payment, to a surviving spouse, shall be augmented on 1 May 1999.

                             Notwithstanding the preceding, this cost of living augmentation under paragraph 19.6.2 is not applicable if a Member at his Commencement Date has less than 100% of the Company's contributions to his retirement income vested.

                    19.6.2.2 For the purposes of this paragraph
                             19.6.2 only, the following expressions shall have the meanings set out below:

                             "Commencement Date" means in the case of a Member, the earliest of such Member's retirement date, the date he became disabled and the date of termination of service and, in the case of a pre-retirement surviving spouse's pension, the first of the month following the Member's date of death.

                             "Monthly Pension Amount" means the monthly equivalent of the pension referred to in subparagraph 19.6.2.1 less, in the case where the pension commenced between 1 April 1975 and 1 January 1976 inclusively or in the case where the termination date was before 1 February 1976, any increase paid under the provisions of the Government Annuity Improvement Act, Chapter 83, Statutes of Canada 1974-75-76.

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
                    19.6.2.3  The augmentation factors are the following:

                              "Canadian Augmentation Factor" equals

                              (A)       in respect of a Member whose
                                        Commencement Date falls after 1 April
                                        1998 but before 2 October 1998, 0.5%;

                              (B)       in respect of a Member whose
                                        Commencement Date falls after 1
                                        September 1997 but before 2 April 1998,
                                        the lesser of

                                        (i)       0.6% plus the amount obtained
                                                  when 0.1% is multiplied by the
                                                  number of complete months that
                                                  the Commencement Date precedes
                                                  1 April 1998

                                        and

                                        (ii)      1.0%;

                              (C)       in respect of a Member whose
                                        Commencement Date falls after 1
                                        September 1996 but before 2 September
                                        1997, the lesser of

                                        (i)       1.0% plus the amount obtained
                                                  when 0.1% is multiplied by the
                                                  number of complete months that
                                                  the Commencement Date precedes
                                                  1 October 1997

                                        and

                                        (ii)   2.0%;

                              (D)       in respect of a Member whose
                                        Commencement Date falls before 2
                                        September 1996, 1.0%;

                              "American Augmentation Factor" equals

                              (A)       in respect of a Member whose
                                        Commencement Date falls after 1
                                        September 1996 but before 2 October
                                        1998, 1.7%;

                              (B)       in respect of a Member whose
                                        Commencement Date falls before 2
                                        September 1996, 1.4%;

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
                              "British Augmentation Factor" equals

                              (A)       in respect of a Member whose
                                        Commencement Date falls after 1
                                        September 1996 but before 2 October
                                        1998, 5.0%;

                              (B)       in respect of a Member whose
                                        Commencement Date falls before 2
                                        September 1996, 3.6%;

                              "Swiss Augmentation Factor" equals nil.

                              "German Augmentation Factor" equals

                              (A)       in respect of a Member whose
                                        Commencement Date falls before 2 October
                                        1998, 1.0%;

                              "French Augmentation Factor" equals

                              (A)       in respect of a Member whose
                                        Commencement Date falls before 2 October
                                        1998, 0.8%;

                              "Japanese Augmentation Factor" equals

                              (A)       in respect of a Member whose
                                        Commencement Date falls before 2 October
                                        1998, 1.1%;

                    19.6.2.4 Other than as provided for in subparagraph 19.6.2.5, the monthly amount of the augmentation on the date of calculation is equal to the amount obtained when the Canadian Augmentation Factor is applied to the Monthly Pension Amount.

                    19.6.2.5 If the Monthly Pension Amount is paid in a currency other than in Canadian dollars at a fixed rate of exchange, the monthly amount of the augmentation is equal to:

                              (A) in respect of a Monthly Pension Amount paid in United States Dollars, the amount obtained when the American Augmentation Factor is applied to the Monthly Pension Amount;

                              (B) in respect of a Monthly Pension Amount paid in Pounds Sterling, the amount obtained when the British Augmentation Factor is applied to the Monthly Pension Amount;

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
                             (C) in respect of a Member's Monthly Pension Amount paid in Swiss Francs, the amount obtained when the Swiss Augmentation Factor is applied to the Monthly Pension Amount;

                             (D) in respect of a Member's Monthly Pension Amount paid in German Marks, the amount obtained when the German Augmentation Factor is applied to the Monthly Pension Amount;

                             (E) in respect of a Member's Monthly Pension Amount paid in French Francs, the amount obtained when the French Augmentation Factor is applied to the Monthly Pension Amount.

                             (F) in respect of a Member's Monthly Pension Amount paid in Japanese Yen, the amount obtained when the Japanese Augmentation Factor is applied to the Monthly Pension Amount.

                   19.6.2.6 The retirement pension of a Member, who retires on or after 1 May 1999 and who immediately prior to such retirement was in receipt of an Approved Disability Benefit, shall be augmented from his retirement date by the same augmentation percentage that would otherwise have applied to his retirement pension had his date of disability been his Commencement Date for the purpose of calculating such augmentation.

         19.6.3 The compounded augmentation factor under this and any previous pension augmentation, shall, unless it is an integral number of tenths of 1%, be rounded to the next higher multiple of 0.1%.

         19.6.4 The compounded augmentation factor under this and any previous pension augmentation granted from Pension Commencement Date, multiplied by the retirement pension payable for a particular month on or after the effective date of this augmentation, plus any other pension increase which may have been granted in previous schedules of amendments, cannot exceed the maximum pension augmented with increases of the Consumer Price Index as determined by Revenue Rules.

                           ALCAN PENSION PLAN (CANADA)

                           SCHEDULE OF AMENDMENTS 99-2

Effective 1 October 1999, the Plan is amended by inserting the following
Annex D:

                                     ANNEX D

                               BUY-BACK PROVISIONS

D.1 The Administrator may establish as Credited Past Service of a Contributing Member who was not offered a second option to buyback either under the Plan or under a plan whose credited service is recognized as Credited Past Service under paragraphs 4.03(a) or 4.03(b) and

          (a) who, at the time of his election to buyback, is reported as being in active employment with a Participating Company at any point in time between 1 January 1999 and 31 December 1999, or

          (b) who is, after 31 December 1999, returning to active employment from an authorized leave of absence,

          that portion of the current period of employment with the Company, its Affiliated Companies or with a Predecessor Company that would have been credited to him prior to January 1990 if on the date he became an Employee, he had been declared eligible to the Plan or such other plan whose credited service is recognized as Credited Past Service under paragraph 4.03(a) or 4.03(b), subject to the conditions and limitations set out below.

D.2 Such period of employment shall be established as Credited Past Service subject to the following conditions:

          (a) prior to 31 December 1999 or within three months of returning to active employment from an authorized leave of absence, the Member contributes to the Plan, in a lump sum, an amount equal to the contribution required at the first time an option to buyback was offered to him plus interest at the rate equal to such rate credited on Member contributions during the interim period;

          (b) the period of employment being so credited under these provisions shall not exceed one year less any Credited Service granted under similar provisions of the Plan prior to 1 January 1990 or of a plan of an Affiliated Company or Predecessor Company;

          (c) the lump sum shall be prorated if the period of employment to be credited is less than twelve months;

          (d) the Credited Service inclusive of the period of employment being credited under this provision shall not exceed Continuous Service;

          (e) the Credited Service prior to 1 January 1990 inclusive of the period of employment being credited under this subsection shall be limited to 35 years for the purpose of calculating the retirement pension. Where such limitation applies, the lump sum shall be further prorated by the number of months required to reach 35 years of Credited Service prior to 1 January 1990.

                          ALCAN PENSION PLAN (CANADA)

                          SCHEDULE OF AMENDMENTS 00-1

1.       The following definition is added to Section 2:

         "2.09.1 "CAW Member" means a Member who in addition is a member of CAW Local 2301 and who is not in receipt of an Approved Disability Benefit at 1 July 2000 unless he returns to work after that date."

2. Subsection 2.38 is amended by inserting immediately after the words "opposite sex" the words "or the same sex".

3. The second paragraph of subsection 5.01 is amended by replacing the first word of the paragraph by the word "the", by inserting at the beginning of the paragraph the words "Other than for a CAW Member," and by adding at the end of the paragraph the sentence "For a CAW Member, the amount shall be determined with reference to a pay period and calculated as described in subsection E.2 of Annex E."

4. The first paragraph of Section 7 is amended by replacing the first word of the paragraph by the word "the", by inserting at the beginning of the paragraph the words "Other than for a CAW Member," and by adding at the end of the paragraph the sentence "For a CAW Member, the retirement pension shall be calculated as described in subsection E.3 of Annex E."

5. Paragraph 8.02(b) is amended by adding at the end of the paragraph the sentence "For the case of a CAW Member, the above early retirement factor is modified as described in subsection E.4 of Annex E."

6.       Annex B is amended by replacing "Alcan Adminco Inc." by "Alcan Adminco
         (2000) Inc."

7. Schedule of Amendment 98-1 in respect of the Reciprocal Transfer Agreement made as of 9 June 1997 between Alcan Adminco Inc. and 1087509 Ontario Inc./Gentek Building Products is abrogated.

8.        The following Annex E is added:


                                    ANNEX E

                                  CAW MEMBERS

The provisions of this Annex apply only to a CAW Member and supersede any corresponding provisions provided elsewhere in the Plan.

E.1 In this Annex, unless the context clearly indicates otherwise, the following terms shall have the following meanings:

          "Adjusted YMPE" means an amount equal to the average YMPE over the current Plan Year and the previous two consecutive Plan Years.

          "Equivalent Earnings" means, in relation to a CAW Member's job class and group for a pay period, an amount determined as follows:

          if 12 times his Pension Multiplier is less than 1.15% of the Adjusted YMPE

                    90% of 12 x Pension Multiplier
                    ----
                    1.15%

          and, if 12 times his Pension Multiplier is equal to or greater than 1.15% of the Adjusted YMPE

                    90% of  [12 x Pension Multiplier + 0.55% of Adjusted YMPE]
                    ---
                    1.7%

          "Highest Average Pension Multiplier" means an amount equal to the average of the Pension Multipliers of a CAW Member during those 36 consecutive months of service within the 60 months of service immediately prior to his Date of Determination or the date he became entitled to an Approved Disability Benefit, as the case maybe, for which the average was greatest. In the case of a CAW Member who does not have 36 consecutive months of service, Highest Average Pension Multiplier means an amount determined by the Administrator on an equitable basis that is consistent, so far as practicable, with the basis otherwise applicable.

          "Pension Multiplier" means, in relation to a CAW Member's job class and group for a pay period, the multiplier set out in the table below in effect at the earlier of his Date of Determination or the date he became entitled to an Approved Disability Benefit. For the purpose of determining his Equivalent Earnings, Pension Multiplier means, in relation to a CAW Member's job class and group for a pay period, the multiplier set out in the table below in effect on the last day of such pay period.




     Group        Job                               Pension Multiplier (effective date: D/M/Y)
                  Class            ----------------------------------------------------------------------------------
                                         To        From             From             From            From
                                      31/12/01     01/01/02         01/01/03         01/01/04        01/01/05
     ------------ ---------------- --------------- ---------------- ---------------- --------------- ----------------
     N *               -           $40.60          $41.30           $42.00           $43.40          $44.80
     1              9-15           $58.00          $59.00           $60.00           $62.00          $64.00
     2             16-20           $63.00          $64.00           $65.10           $67.00          $69.20
     3             21-24           $70.00          $71.00           $72.40           $74.40          $76.80
     4            Trades           $73.00          $75.00           $75.50           $77.60          $80.10
     5 *          Trades           $76.00          $78.00           $78.50           $80.60          $83.10
     6 *          Trades           $81.00          $83.00           $83.50           $85.60          $88.10
     7 *          Trades           $88.00          $90.00           $90.50           $92.60          $95.10

         *N:      CAW Members who work at the Nechako Lodge.

          5: CAW Members in Group 4 who work on 12-hour shifts (rotating or day shift) or in Kemano.

          6: CAW Members in Group 4 who are live filed as a gangleader (G1/G2/G3) working on 12-hour day shift (A37).

          7: CAW Members in Group 4 who are live filed as a gangleader (G2/G3) second-class power engineers.

E.2 The amount of Member Contributions payable by a CAW Member for a pay period in respect of a Plan Year shall be equal to:

         (i)      1.7% of his Equivalent Earnings up to the YMPE

                  plus

         (ii)     3 1/3% of his Equivalent Earnings in excess of the YMPE

                  divided

         (iii)    by the number of pay periods in that Plan Year

                  and

         (iv) in the event that the CAW Member's scheduled employment for a Plan Year is less than the number of hours required for full-time employment, his Member Contributions shall be adjusted for that period of employment on a pro-rata basis as determined by the Administrator.

E.3 The annual amount of retirement pension as of a CAW Member's Date of Determination shall be equal to:

         (i)       Highest Average Pension Multiplier

                   times

                   12

                   times

                   Credited Service limited to 35 years in respect of Credited Service earned prior to 1 January 1990 less

                   any other pension, benefit of a pension or income nature, or any payment required by law on termination of service which payment is, in the opinion of the Company, compensation related to service with the Company, an Affiliated Company or a Predecessor Company, payable to such CAW Member primarily in his own right that he is receiving, has received, or may expect to receive in respect of Credited Past Service granted under subsections 4.03(a) and 4.03(b),

         (ii) subject to a minimum retirement pension for a CAW Member who was a CAW Member at July 1, 2000 equal to the sum of (a) and
                   (b) below:

                   (a) the retirement pension determined at 1 July 2000, in respect of Credited Service to such date and Highest Average Earnings at 25 June 2000, in accordance with Section 7 applied without reference to subsection 7.04

                   (b)       Highest Average Pension Multiplier

                             times

                             12

                             times

                             Credited Service after 30 June 2000,

         (iii) subject to a minimum retirement pension determined as follows:

                   Highest Average Pension Multiplier

                   times

                   12

                   times

                   Credited Plan Service,

         (iv)      revalued in case of marital breakdown as in subsection 7.04.

E.4 The early retirement factor of a CAW Member is increased to 100% if at his Early Retirement Date either

         (i) his Number of Points equals 85 or more and he has attained age 55, or

         (ii) his Number of Points equals 75 or more and he has attained age 60.

E.5 The transfer of a CAW Member such that he ceases to be a CAW Member but continues to be a Member and the transfer of a Member such that he becomes a CAW Member shall be governed by subsection 4.05 adapted as required by the Administrator on an equitable and consistent basis.

The above amendments are effective from 1 July 2000 except for item 6 which is effective from 1 January 2000.

                          ALCAN PENSION PLAN (CANADA)

                          SCHEDULE OF AMENDMENTS 00-2

As of 1 October 2000, the Alcan Pension Plan (Canada) is amended by adding the following subsection after subsection 19.6.

19.7     PENSION AUGMENTATION AT 1 OCTOBER 2000

          19.7.1 The retirement pension, the deferred retirement pension and the Disability Pension of a Member who has retired, terminated his employment or became disabled as the case may be, before 2 April 2000, including the pension payable under any attached elected pension payment guarantee, either contingent or in payment, and the pension, either deferred or in payment, to a surviving spouse, shall be augmented on 1 October 2000.

                    Notwithstanding the preceding, this pension augmentation is not applicable if a Member at his Commencement Date has less than 100% of the Company's contributions to his retirement income vested and has less than 10 years of Credited Service.

          19.7.2 For the purposes of this subsection 19.7 only, the following expressions shall have the meanings set out below:

                    "Commencement Date" means the earliest of a Member's Retirement Date, date the Disability Pension commenced and date of termination of employment. In the case of a pre-retirement surviving spouse's pension, Commencement Date means the first of the month following the Member's date of death.

                    "Monthly Pension Amount" means the monthly equivalent of the pension referred to in paragraph 19.7.1 less, in the case where the pension commenced between 1 April 1975 and 1 January 1976 inclusively or in the case where the termination date was before 1 February 1976, any increase paid under the provisions of the Government Annuity Improvement Act, Chapter 83, Statutes of Canada 1974-75-76.

                    "Adjusted Monthly Pension Amount" means the Monthly Pension Amount payable at 1 October 2000, excluding that portion which ceases to be paid at age 65, or payable at normal retirement date in the case of a deferred pension.

          19.7.3    The augmentation factors are the following:

                    "Canadian Augmentation Factor (I)" equals

                    (A) in respect of a Member whose Commencement Date falls after 1 April 1999 but before 2 April 2000, 1.0% plus the amount obtained when 0.1% is multiplied by the number of complete months that the Commencement Date precedes 1 April 2000;

                    (B) in respect of a Member whose Commencement Date falls after 1 October 1998 but before 2 April 1999, 2.2% plus the amount obtained when 0.1% is multiplied by the number of complete months that the Commencement Date precedes 1 April 1999;

                    (C) in respect of a Member whose Commencement Date falls before 2 October 1998, 2.2%.

                    "Canadian Augmentation Factor (II)" equals

                    (A) in respect of a Member whose Commencement Date falls after 1 April 1999 but before 2 April 2000, 0.8% plus the amount obtained when 0.05% is multiplied by the number of complete months that the Commencement date precedes 1 April 2000;

                    (B) in respect of a Member whose Commencement Date falls after 1 October 1998 but before 2 April 1999, 1.4% plus the amount obtained when 0.1% is multiplied by the number of complete months that the Commencement Date precedes 1 April 1999;

                    (C) in respect of a Member whose Commencement Date falls before 2 October 1998, 1.4%.

                    "Adjusted Canadian Augmentation Factor" equals

                    Canadian Augmentation Factor (I) x A
                                     +
                    Canadian Augmentation Factor (II) x B
                    -------------------------------------
                       Adjusted Monthly Pension Amount

                    where A equals the lesser of

                    (i)       Adjusted Monthly Pension Amount

                    and

                    (ii)      $9,333.33

                    where B equals the amount, if any, that the Adjusted Monthly Pension exceeds $9,333.33.

                    "American Augmentation Factor" equals, in respect of a Member whose Commencement Date falls before 2 April 2000, 2.8%.

                    "Adjusted American Augmentation Factor" equals

                    American Augmentation Factor x A + 1.5% x B
                    -------------------------------------------
                           Adjusted Monthly Pension Amount

                    where A equals the lesser of

                    (i)       the Adjusted Monthly Pension Amount

                    and

                    (ii)      US $6,166.67,

                    where B equals the amount, if any, that the Adjusted Monthly Pension Amount exceeds US $6,166.67.

                    "British Augmentation Factor" equals, in respect of a Member whose commencement Date falls before 2 April 2000, 2.0%.

                    "Adjusted British Augmentation Factor" equals

                    British Augmentation Factor x A + 0.3% x B
                    ------------------------------------------
                          Adjusted Monthly Pension Amount
                    where A equals the lesser of

                    (i)       the Adjusted Monthly Pension Amount

                    and

                    (ii)      (pound)4,250.00,

                    where B equals the amount, if any, that the Adjusted Monthly Pension Amount exceeds (pound) 4,250.00.

                    "Swiss Augmentation Factor" equals, in respect of a Member whose commencement Date falls before 2 April 2000, 1.2%.

                    "Adjusted Swiss Augmentation Factor" equals

                    Swiss Augmentation Factor x A + 0,8% x B
                    ----------------------------------------
                         Adjusted Monthly Pension Amount

                    where A equals the lesser of

                    (i)       the Adjusted Monthly Pension Amount

                    and

                    (iii)     SF 10,666.67,

                    where B equals the amount, if any, that the Adjusted Monthly Pension Amount exceeds SF 10,666.67.

                    "German Augmentation Factor" equals, in respect of a Member whose Commencement Date falls before 2 April 2000, 1.0%.

                    "Adjusted German Augmentation Factor" equals

                    German Augmentation Factor x A + 0.5% x B
                    -----------------------------------------
                         Adjusted Monthly Pension Amount

                    where A equals the lesser of

                    (i)      the Adjusted Monthly Pension Amount

                    and

                    (ii)     DM 13,333.33,

                    where B equals the amount, if any, that the Adjusted Monthly Pension Amount exceeds DM 13,333.33.

                    "French Augmentation Factor" equals, in respect of a Member whose Commencement Date falls before 2 April 2000, 0.9%.

                    "Adjusted French Augmentation Factor" equals

                    French Augmentation Factor x A + 0.3% x B
                    -----------------------------------------
                         Adjusted Monthly Pension Amount

                    where A equals the lesser of

                    (i)      the Adjusted Monthly Pension Amount
                    and

                    (ii)     FF 44,583.33,

                    where B equals the amount, if any, that the Adjusted Monthly Pension Amount exceeds FF 44,583.33.

                    "Japanese Augmentation Factor" equals nil.

                    "Adjusted Japanese Augmentation Factor" equals nil.

                    "European Augmentation Factor" equals, in respect of a Member whose Commencement Date falls before 2 April 2000, 1.3%.

                    "Adjusted European Augmentation Factor" equals

                    European Augmentation Factor x A + 0.9% x B
                    -------------------------------------------
                          Adjusted Monthly Pension Amount

                    where A equals the lesser of

                    (i)      Adjusted Monthly Pension Amount

                    and

                    (ii)     E 6,833.33,

                    where B equals the amount, if any, that the Adjusted Monthly Pension Amount exceeds E 6,833.33.

          19.7.4 Other than as provided for in paragraph 19.7.5, the monthly amount of the augmentation on the date of calculation is equal to the amount obtained when the Adjusted Canadian Augmentation Factor is applied to the Monthly Pension Amount.

          19.7.5 If the Monthly Pension Amount is paid in a currency other than in Canadian dollars at a fixed rate of exchange, the monthly amount of the augmentation is equal to:

                    (A) in respect of a Monthly Pension Amount paid in United States Dollars, the amount obtained when the Adjusted American Augmentation Factor is applied to the Monthly Pension Amount;

                    (B) in respect of a Monthly Pension Amount paid in Pounds Sterling, the amount obtained when the Adjusted British Augmentation Factor is applied to the Monthly Pension Amount;

                    (C) in respect of a Member's Monthly Pension Amount paid in Swiss Francs, the amount obtained when the Adjusted Swiss Augmentation Factor is applied to the Monthly Pension Amount;

                    (D) in respect of a Member's Monthly Pension Amount paid in German Marks, the amount obtained when the Adjusted German Augmentation Factor is applied to the Monthly Pension Amount;

                    (E) in respect of a Member's Monthly Pension Amount paid in French Francs, the amount obtained when the Adjusted French Augmentation Factor is applied to the Monthly Pension Amount;

                    (F) in respect of a Member's Monthly Pension Amount paid in Japanese Yen, the amount obtained when the Adjusted Japanese Augmentation Factor is applied to the Monthly Pension Amount;

                    (G) in respect of a Member's Monthly Pension Amount paid in Euros, the amount obtained when the Adjusted European Augmentation Factor is applied to the Monthly Pension Amount.

          19.7.6 The compounded augmentation factor under this and any previous pension augmentation, shall, unless it is an integral number of tenths of 1%, be rounded to the next higher multiple of 0.1%.

          19.7.7 The retirement pension of a Member, who retires on or after 1 October 2000 and who immediately prior to such retirement was in receipt of an Approved Disability Benefit, shall be augmented from his retirement date by the same augmentation percentage that would otherwise have applied to his retirement pension had his date of disability been his Commencement Date for the purpose of calculating such augmentation.

          19.7.8 The compounded augmentation factor under this and any previous pension augmentation granted from Pension Commencement Date, multiplied by the retirement pension payable for a particular month on or after the effective date of this augmentation, plus any other pension increase which may have been granted in previous schedules of amendments, cannot exceed the maximum pension augmented with increases of the Consumer Price Index as determined by Revenue Rules.

                          ALCAN PENSION PLAN (CANADA)

                          SCHEDULE OF AMENDMENTS 00-3
                          ---------------------------

1. Subsection 3.07 is amended by replacing the second paragraph with the following :

                   "Notwithstanding any other provision of the Plan, there shall be added to the Credited Service of a Member who has taken an authorized maternity leave of absence without pay or an authorized parental leave of absence without pay, a number of months equal to the number of months of such absence provided:

                   a) he makes an application to that effect to the Administrator within one month from the date of his return to work after the end of his maternity leave or parental leave; and

                   b) he pays, for each such month, an amount of contribution equal to the contribution that would have been made had he not been so on leave, based on Pensionable Earnings he was receiving at the time he was granted such leave, and

                   c) he is in a category of employment designated by his Participating Company as being eligible to participate in the Plan from the end of such leave, and

                   d) the number of months does not exceed 12 for any one leave and, when added to the number of months of authorized maternity leave of absence and authorized parental leave of absence after 1 January 1991, does not exceed 96 months."

2.       The following subsection is added after subsection 5.02:

         "5.02.1   TEMPORARY CONTRIBUTION HOLIDAY

                   Notwithstanding paragraphs 3.07(i) and 4.05(b) and subsections 5.01 and 5.02 and with effect from 31 December 2000, a Member other than a CAW Member is exempted from contributing to the Plan. The Company reserves the right to periodically review this exemption and undertakes to give the member prior notice of its termination.

                   A Member who would otherwise be required to contribute to the Plan if not for the exemption granted under this subsection shall be deemed to be contributing to the Plan for the purpose only of qualifying under the fifth clause of subsection 1.01, under paragraphs 8.02(c) and 14.01(a) and under Annexes C and D.

3. Paragraph 8.02(a) is amended by adding immediately after the words "paragraph (b) hereof" the following:

         "or in accordance with paragraph (b.1) hereof if the Member meets the following conditions at Early Retirement date:

         (i) his Number of Points equals 85 or more, or his Number of Points is 75 and he is age 55 or more; and

         (ii)      he is not a CAW Member".

4.       The following paragraph is added after paragraph 8.02(b):

         "(b.1) The early retirement factor referred to in paragraph (a) is determined for a particular month and is equal to the result of

                   100%      less

                   4% for each year by which the Member's age precedes age 60,

                             plus

                   4%        if the Number of Points equals 85 or more,

                             plus

                   2%        for each point that the Number of Points exceeds
                             85.

                   The early retirement factor may not exceed 100%."

5. Subsection 12.02 is amended by replacing the words "has completed two or more years of Continuous Service while a Member or two or more years of Credited Service" with the words "whose Number of Points is 75 or more".

6. Subsection 12.03 is amended by replacing in the last paragraph the number "75" by the number "85".

The above amendments are effective from 31 December 2000.

                                       2